UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2005
Date of Report (Date of earliest event reported)

ENCORE CLEAN ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-26047	65-0609891
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 610, 375 Water Street
Vancouver, BC Canada	V6B 5C6
(Address of principal executive offices)	(Zip Code)

(604) 801-5566
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 5, 2005, Encore Clean Energy, Inc. (the “Company”) engaged Dohan and Company, P.A. as its principal independent accountants. On the same date, the Company advised KPMG LLP, that it was dismissed as the Company’s independent accountant. The Company’s Board of Directors approved the engagement of Dohan and Company and the dismissal of KPMG LLP by written resolution.

KPMG LLP’s reports on the financial statements of the Company for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it modified or qualified as to uncertainty, audit scope or accounting principles except that KPMG LLP’s report on the consolidated financial statements of the Company as of December 31, 2004 and 2003 and for each of the years then ended contained separate paragraphs stating:

"The consolidated financial statements as of December 31, 2003 and for the year then ended have been restated from that previously presented as explained in note 8(g)"; and

"The accompanying consolidated financial statements have been prepared assuming Encore Clean Energy, Inc. will continue as a going concern. As discussed in note 3 to the consolidated financial statements, the Company’s recurring losses from operations and stockholders’ deficit and its need to generate cash from operations and obtain additional financing to meet its obligations as they come due raise substantial doubt about its ability to continue as a going concern. Management’s plans as to these matters are also described in note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

In connection with the audits of the fiscal years ended December 31, 2003 and December 31, 2004, and for the interim period through August 5, 2005, there have been no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The Company has provided KPMG with a copy of this report and has requested in writing that KPMG provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from KPMG and has filed it as an exhibit to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit
Number	Description of Exhibit

16.1	Letter of KPMG, LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CLEAN ENERGY, INC.

Date: August 8, 2005
	By:	/s/ Daniel Hunter
Daniel Hunter
Chief Executive Officer and Chief Financial
Officer